UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4133
                                   -----------


                            AXP MANAGED SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
   Managed
      Allocation
              Fund
                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Managed Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                     10

Investments in Securities                                            12

Financial Statements (Portfolio)                                     31

Notes to Financial Statements (Portfolio)                            34

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                39

Financial Statements (Fund)                                          40

Notes to Financial Statements (Fund)                                 43

Report of Independent Registered
   Public Accounting Firm (Fund)                                     52

Federal Income Tax Information                                       53

Fund Expenses Example                                                55

Board Members and Officers                                           57

Proxy Voting                                                         59

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AT SEPT 30, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Equities
Dimitris Bertsimas                12/02                      11
Gina Mourtzinou                   12/02                       8

Fixed-income
Tom Murphy, CFA                    2/03                      18
Scott Kirby                        6/03                      25
Jamie Johnson                      6/03                      16

FUND OBJECTIVE

For investors seeking maximum total return through a combination of growth of capital and current income.

Inception dates by class
A: 1/23/85      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: IMRFX        B: IMRBX        C: --           Y: IDRYX

Total net assets                                         $986.2 million

Number of holdings                                                  890

STYLE MATRIX

Equities

        STYLE
VALUE   BLEND   GROWTH
          X           LARGE
          X           MEDIUM  SIZE
          X           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

Bonds

      DURATION
SHORT   INT.   LONG
         X            HIGH
         X            MEDIUM  QUALITY
         X            LOW

TOP TEN HOLDINGS

Percentage of portfolio assets

iShares MSCI Index Fund (Investment companies)                      4.7%
Altria Group (Beverages & tobacco)                                  3.3
iShares MSCI Emerging Markets Index Fund
(Investment companies)                                              2.8
Johnson & Johnson (Health care products)                            2.8
Intel (Electronics)                                                 2.0
QUALCOMM (Telecom equipment & services)                             1.9
Tyco Intl (Multi-industry)                                          1.8
Exxon Mobil (Energy)                                                1.6
Bank of America (Banks and savings & loans)                         1.5
Fannie Mae (Financial services)                                     1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2004

            (bar 1)         (bar 2)         (bar 3)     (bar 4)
            +12.31%         +13.87%         +3.68%      +11.02%

(bar 1) AXP Managed Allocation Fund Class A (excluding sales charge) (bar 2) Standard & Poor's 500 Index (S&P 500 Index) (unmanaged)
(bar 3) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 4) Lipper Flexible Portfolio Funds Index

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

(see "The Fund's Long-term Performance" for Index descriptions)

AVERAGE ANNUAL TOTAL RETURNS
                               Class A                 Class B                 Class C                       Class Y
(Inception dates)             (1/23/85)               (3/20/95)               (6/26/00)                     (3/20/95)
                           NAV(1)    POP(2)      NAV(1)  After CDSC(3)    NAV(1)    After CDSC(4)      NAV(5)     POP(5)
as of Sept. 30, 2004
1 year                    +12.31%    +5.86%     +11.26%     +7.26%        +11.36%      +11.36%        +12.37%    +12.37%
3 years                    +5.09%    +3.04%      +4.24%     +3.31%         +4.23%       +4.23%         +5.23%     +5.23%
5 years                    +1.41%    +0.22%      +0.62%     +0.45%          N/A          N/A           +1.55%     +1.55%
10 years                   +5.62%    +5.00%         N/A       N/A           N/A          N/A             N/A        N/A
Since inception           +10.78%   +10.45%      +5.64%     +5.64%         -1.29%       -1.29%         +6.60%     +6.60%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at Sept. 30, 2004

(pie chart)

Stocks 73.8%
Consumer discretionary 12.3%
Financials 11.5%
Information technology 9.8%
Investment companies 7.5%
Health care 7.0%
Energy 6.7%
Consumer staples 6.0%
Industrials 4.5%
Telecommunication services 3.2%
Utilities 2.4%
Materials 2.2%
Telecommunications 0.7%

Bonds 17.7%
Coporate bonds* 6.5%
U.S. government obligations & agencies 5.2%
Mortgage-backed
securities 4.8%
CMBS/ABS** 0.6%
Foreign government bonds 0.6%

Cash Equivalents
Short-term securities*** 8.5%

  * Includes 1.4% Consumer discretionary, 1.3% Financials, 0.8% Utilities, 0.6% Materials, 0.5% Information technology, 0.4% Energy, 0.4% Industrials, 0.4% Telecommunication services, 0.3% Health care, 0.2% Consumer staples, and 0.2% Telecommunications.

 **  Commercial mortgage-backed securities/Asset-backed securities

*** 7.2% of portfolio assets is due to security lending activity. 1.3% of portfolio assets is the Portfolio's cash equivalent position.

Below, AXP(R) Managed Allocation Fund's portfolio management team discusses the Fund's positioning and results for fiscal year 2004.

Q: How did AXP Managed Allocation Fund perform for the annual period ended Sept. 30, 2004?

A: AXP Managed Allocation Fund's Class A shares gained 12.31% (excluding sales charge) for the 12 months ended Sept. 30, 2004. The Fund outpaced the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 11.02%. The Fund lagged the 13.87% advance of the broad-based Standard & Poor's 500 Index (S&P 500 Index), an unmanaged group of large company stocks, but outperformed the 3.68% gain of the Lehman Brothers Aggregate Bond Index, an unmanaged index representing U.S. taxable investment-grade bonds, over the same period.

Q: What factors most affected the Fund's asset allocation and performance for the equity portion of the Fund?

A: Effective asset allocation drove performance during the annual period. The Fund benefited significantly during the 12 months from its allocation to equities, from positioning within fixed-income sectors, and from its exposure to emerging market stocks, international large-cap stocks, and U.S. small-cap stocks in particular.

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5   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Effective asset allocation drove performance most during the annual period. (end callout quote)

    We selected stocks of all capitalizations using the Fund's three quantitative models -- value, momentum, and quality. We do not make sector or industry bets based on our outlook for the economy or the equity markets. For the majority of the fiscal year, the equity portion of the Fund maintained a relatively consistent allocation, investing:

    o 50% of its holdings in the  momentum model

    o 30% in the value model and

    o 20% in the quality model.

    During the third calendar quarter, we changed the Fund's equity allocation, shifting to a 40% investment in the momentum model and to a 30% in the quality model, as quality stocks rebounded after an extended decline. The 30% allocation to the value model remained the same. For the annual period overall, the large cap momentum portion underperformed the S&P 500 Index, and the quality and value portions outperformed. Similar behavior was observed in the small cap portion. This demonstrated the advantages of employing style diversification.

    Our use of risk modeling, through limits on individual holding size and on sector and industry allocations relative to the benchmark, also proved an important strategy. Indeed, we tightened the Fund's risk management tools and improved the quality of the holdings. For example, during the second calendar quarter, we added limitations on the percentage of smaller cap stocks within the S&P500. This decision was based on our view that larger cap stocks within this universe, as represented by stable companies with high revenues, low volatility of earnings, and low debt, would bring more quality to the portfolio. These risk controls resulted in less volatility for the portfolio than for the broad equity market during much of fiscal year.

Q:  What factors affected performance for the equity portion of the Fund?

A: From an equity sector perspective, the Fund benefited in several ways this past year. Positive contributions to Fund's performance came from:

    o higher-than-S&P 500 positions and effective stock selection in consumer discretionary and energy,

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6   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our focus going forward is to keep using our models to find stocks with the most potential regardless of market conditions. (end callout quote)

    o a higher-than-S&P 500 position in telecommunications and

    o strong stock selection in financials and industrials.

    On the other hand, a lower-than-S&P 500 position in industrials and poor stock selection in health care, information technology, and telecommunications detracted from the Fund's relative performance.

Q:  How did the fixed-income portion of the Fund perform during fiscal year
    2004?

A: A meaningful contributor to overall portfolio performance was the Fund's positioning, which reflected our view that the difference in interest rates between short-term and long-term securities would narrow. See U.S. Treasury Yields chart on page 9. A negative contributor to Fund performance was its holdings in investment grade corporate bonds, which were relatively weak during the second half of fiscal year 2004. For much of the period, the Fund benefited from the outperformance of long-term U.S. Treasuries. The Fund also benefited from an allocation to high yield debt, which generally produced strong returns. Mortgage securities produced mixed results during the period.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: During the second half of the fiscal year, we incorporated an additional quantitative element to our asset allocation process known as a "mean reversion" model. This newly added model ignores short-term volatility and focuses instead on the tendency of an asset class to remain near or return over time to a long-run average in an effort to determine future asset values. We also used trading optimization strategies. Trading optimization is a sophisticated quantitative investment process that helps set the right parameters to make a trading system work well and save security trading expenses.

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7   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Questions & Answers

    In the last quarter of the fiscal year, we increased the Fund's asset allocation to equities, thereby reducing the allocation to bonds with the remainder in cash. The asset allocation model favored international emerging market stocks, international large-cap stocks, and U.S. small-cap stocks over U.S. large-cap stocks, and we increased each of these components during these last months of the period. Still, the Fund remained focused on U.S. large-cap stocks throughout. The portfolio had a turnover rate of 127% for the annual period.

    Within the fixed income portion of the Fund, we sold some corporate bonds and mortgage positions at a profit and viewed AAA-rated commercial mortgage-backed securities as an excellent substitute. We repositioned the fixed-income portion of the Fund to take advantage of this opportunity.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We believe the Fund's consistent, disciplined approach will benefit performance over the long term. Our asset allocation models continue to favor equities over fixed income, but within equities, to favor international stocks and small-cap U.S. stocks over large-cap

    U.S. stocks. We agree with this assessment. We also expect significant volatility in the equity markets ahead. Thus we intend to maintain the high quality of the Fund's portfolios in the months ahead, while at the same time maintaining our style diversification.

    Our focus going forward is to keep using our models to find stocks with the most potential regardless of market conditions. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio. We also intend to continue to employ our risk controls, including constraints on market capitalization, price, quality and turnover.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: In the corporate and mortgage sectors, we will likely have lower-than-Lehman Brothers Aggregate Bond Index positions for the near term. From a relative value perspective, the yield advantage in these two sectors compared to U.S. Treasuries looks unattractive. In corporate bonds, we remain highly selective, seeking to reduce the Fund's exposure modestly. In mortgages, we intend to maintain the

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8   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Fund's more significant lower-than-Lehman benchmark position, especially to lower-coupon mortgages, which we believe may underperform should short-term yields rise (and bond prices drop) to a greater degree than lower term yields. We intend to maintain the Fund's meaningful exposure to commercial mortgage-backed securities.

(line chart)

                              U.S. TREASURY YIELDS
                  (Sept. 30, 2004 compared to Sept. 30, 2003)

Treasury yields as of:

9/30/04      1.70%     1.99%      2.61%     2.85%     3.37%     4.12%     4.89%
9/30/03      0.94%     1.00%      1.46%     1.86%     2.83%     3.94%     4.88%
            3 mos.    6 mos.     2 yrs.    3 yrs.    5 yrs.    10 yrs.   30 yrs.

Source: Bloomberg

This yield curve chart compares the income potential of U.S. Treasury bills, notes and bonds at Sept. 30, 2004 compared to a year earlier.

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9   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Managed Allocation Fund Class A shares (from 10/1/94 to 9/30/04) as compared to the performance of three widely cited performance indices, Standard & Poor's 500 Index (S&P 500 Index), the Lehman Brothers Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                     Class A
                                          Short-term       Long-term
Fiscal year ended             Income     capital gains   capital gains     Total
Sept. 30, 2004                 $0.12        $  --           $  --          $0.12
Sept. 30, 2003                  0.14           --              --           0.14
Sept. 30, 2002                  0.16           --              --           0.16
Sept. 30, 2001                  0.22         0.23            0.49           0.94
Sept. 30, 2000                  0.25         0.19            0.61           1.05

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10   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

(line chart)

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP MANAGED ALLOCATION FUND

AXP Managed Allocation Fund Class A
  (includes sales charge)   $ 9,425  $10,495  $11,379   $13,745  $13,233  $15,188   $16,789    $14,036   $12,431   $14,522   $16,291
S&P 500 Index(1)            $10,000  $12,975  $15,614   $21,928  $23,913  $30,561   $34,619    $25,400   $20,196   $25,123   $28,608
Lehman Brothers
  Aggregate Bond Index(2)   $10,000  $11,406  $11,965   $13,127  $14,638  $14,583   $15,603    $17,623   $19,139   $20,174   $20,917
Lipper Flexible
  Portfolio Funds Index(3)  $10,000  $11,839  $13,244   $16,321  $16,943  $19,559   $21,644    $18,049   $15,690   $18,685   $20,744

COMPARATIVE RESULTS

Results as of Sept. 30, 2004                                                                                  Since
AXP Managed Allocation Fund (includes sales charge)     1 year     3 years      5 years     10 years       inception(4)
Class A  Cumulative value of $10,000                   $10,586     $10,940      $10,110      $16,291         $70,748
         Average annual total return                    +5.86%      +3.04%       +0.22%       +5.00%         +10.45%
S&P 500 Index(1)
         Cumulative value of $10,000                   $11,387     $11,265       $9,362      $28,608        $101,702
         Average annual total return                   +13.87%      +4.05%       -1.31%      +11.08%         +12.52%
Lehman Brothers Aggregate Bond Index(2)
         Cumulative value of $10,000                   $10,368     $11,870      $14,343      $20,917         $52,604
         Average annual total return                    +3.68%      +5.88%       +7.48%       +7.66%          +8.81%
Lipper Flexible Portfolio Funds Index(3)
         Cumulative value of $10,000                   $11,102     $11,494      $10,604      $20,744             N/A
         Average annual total return                   +11.02%      +4.75%       +1.18%       +7.57%             N/A

Results for other share classes can be found on page 4.

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the Fund.

(3) The Lipper Flexible Portfolio Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(4) Fund data is from Jan. 23, 1985. S&P 500 Index and Lehman Brothers Aggregate Bond Index data is from Feb. 1, 1985. The Fund began operating before inception of its Lipper peer group.

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11   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Investments in Securities

Total Return Portfolio

Sept. 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (80.1%)
Issuer                                            Shares           Value(a)

Aerospace & defense (1.0%)
Armor Holdings                                     6,057(b)        $252,032
Boeing                                            84,987          4,387,028
General Dynamics                                  16,472          1,681,791
Goodrich                                          35,766          1,121,622
Honeywell Intl                                    14,139            507,025
Kaman Cl A                                         6,511             77,741
Rockwell Automation                               10,532            407,588
Triumph Group                                      3,754(b)         126,998
United Technologies                               10,657            995,151
Total                                                             9,556,976

Airlines (--%)
America West Holdings Cl B                         4,883(b)          26,368
FLYi                                              23,067(b)          90,192
Mesa Air Group                                     8,381(b)          42,743
Total                                                               159,303

Automotive & related (2.3%)
Aftermarket Technology                            11,140(b)         140,141
Asbury Automotive Group                           11,398(b)         153,873
Bandag                                             3,393            148,613
Cooper Tire & Rubber                              19,257            388,414
Cummins                                            4,686            346,249
Dana                                              39,753            703,231
Delphi                                           126,143          1,171,868
GenCorp                                           12,765            172,966
General Motors                                   342,536         14,550,928
Johnson Controls                                  29,163          1,656,750
Navistar Intl                                     21,312(b)         792,593
PACCAR                                            30,299          2,094,267
Superior Inds Intl                                 8,004            239,720
TBC                                                5,778(b)         129,081
Tower Automotive                                  70,601(b)         147,556
Visteon                                           37,517            299,761
Total                                                            23,136,011

Banks and savings & loans (4.7%)
Amcore Financial                                   7,025            199,370
Anchor BanCorp Wisconsin                           1,600             41,440
BancFirst                                          1,362             87,331
BancorpSouth                                       3,500             80,465
Bank of America                                  369,274         16,000,641
BankAtlantic Bancorp Cl A                          8,634            158,175
Cathay General Bancorp                             5,336            198,446
Central Pacific Financial                          2,066             56,856
Chittenden                                         6,551            178,508
Citizens Banking                                   5,038            164,088
City Holding                                       2,007             66,010
Comerica                                          32,046          1,901,930
Commercial Federal                                16,374            441,771
Community First Bankshares                         5,426            173,958
Community Trust Bancorp                            4,121            128,081
Corus Bankshares                                   5,547            239,242
Euronet Worldwide                                  3,398(b)          63,611
First Citizens BancShares                          1,842            217,356
First Federal Capital                              5,407            163,508
First Financial                                    1,936             60,829
First Horizon Natl                                30,320          1,314,675
First Indiana                                        909             18,271
FirstFed Financial                                 5,868(b)         286,828
Flagstar Bancorp                                  19,845            422,302
Great Southern Bancorp                             4,055            126,719
Greater Bay Bancorp                               18,697            537,539
MAF Bancorp                                        6,697            288,842
MCG Capital                                        7,121            123,621
Mid-State Bancshares                               2,000             51,460
Natl City                                         94,683          3,656,656
New Century Financial                             16,058(o)         967,013
Oriental Financial Group                          10,282(c)         278,231
Peoples Bancorp                                    2,631             69,248
PNC Financial Services Group                       3,606            195,085
PrivateBancorp                                     2,775             74,814
Provident Bankshares                               5,946            199,488
R & G Financial Cl B                              13,239(c)         511,687

See accompanying notes to investments in securities.

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12   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Banks and savings & loans (cont.)
Regions Financial                                 30,714         $1,015,405
Republic Bancorp Cl A                              7,166            166,251
Riggs Natl                                        15,574            345,743
S&T Bancorp                                        4,899            174,943
Southwest Bancorp of Texas                         4,413             88,878
Susquehanna Bancshares                             6,116            150,454
UMB Financial                                      2,130            101,537
W Holding                                          6,267(c)         119,073
Washington Mutual                                360,364         14,083,024
Total                                                            45,989,403

Beverages & tobacco (5.0%)
Altria Group                                     760,264         35,762,820
Coca-Cola                                        210,440          8,428,122
Coca-Cola Enterprises                             54,503          1,030,107
DIMON                                             18,443            108,629
Pepsi Bottling Group                              30,427            826,093
Reynolds American                                 30,486          2,074,267
Robert Mondavi Cl A                                1,466(b)          57,423
Schweitzer-Mauduit Intl                            6,546            212,090
Standard Commercial                                5,308             83,601
Universal                                         11,960            533,894
Total                                                            49,117,046

Broker dealers (0.9%)
Bear Stearns Companies                            13,019          1,252,037
Charles Schwab                                   232,744          2,138,917
JPMorgan Chase                                   128,905          5,121,396
Total                                                             8,512,350

Building materials & construction (0.4%)
American Standard Companies                       25,433(b)         989,598
Building Materials Holding                         7,038            193,686
Drew Inds                                          3,859(b)         138,345
Eagle Materials                                    2,234            159,284
Genlyte Group                                      3,861(b)         248,610
Insituform Technologies Cl A                       9,378(b)         175,087
LNR Property                                       3,844            237,982
M/I Schottenstein Homes                            5,232            222,046
NCI Building Systems                              10,704(b)         341,458
Standard Pacific                                   6,640            374,297
Texas Inds                                         4,330            222,735
Universal Forest Products                          4,704            160,877
USG                                               35,119(b,o)       640,219
Walter Inds                                       12,039            192,865
Total                                                             4,297,089

Cellular telecommunications (0.8%)
AT&T Wireless Services                            73,964(b)       1,093,188
Nextel Communications Cl A                       282,859(b)       6,743,358
Total                                                             7,836,546

Chemicals (0.3%)
Cambrex                                            6,723            147,570
Crompton                                          19,639            186,374
FMC                                               14,624(b)         710,288
Georgia Gulf                                       3,307            147,459
Great Lakes Chemical                               6,515            166,784
IMC Global                                        14,590(b)         253,720
Millennium Chemicals                               7,362(b)         156,148
Octel                                             13,536(c)         287,505
OM Group                                          11,656(b)         426,143
WR Grace                                          36,596(b)         345,832
Total                                                             2,827,823

Computer hardware (0.7%)
Adaptec                                            6,878(b)          52,273
Black Box                                          5,844            215,936
Cisco Systems                                    309,579(b)       5,603,379
Engineered Support Systems                         3,534            161,292
Gateway                                           92,728(b)         459,003
Hutchinson Technology                              4,160(b)         111,197
InFocus                                            6,455(b)          59,128
Insight Enterprises                               13,851(b)         233,251
Iomega                                            13,633             63,393
Komag                                              6,343(b)          88,168
Total                                                             7,047,020

Computer software & services (2.9%)
Activision                                        16,176(b)         224,361
Akamai Technologies                               11,378(b)         159,861
Ask Jeeves                                         8,058(b)         263,577
Autodesk                                          21,207          1,031,295
Avid Technology                                    6,924(b)         324,528
BISYS Group                                        8,744(b)         127,750
CNET Networks                                     28,638(b)         262,038
Computer Associates Intl                          24,245            637,644
Concur Technologies                                5,547(b)          58,188
CSG Systems Intl                                   9,085(b)         140,000
Digitas                                            7,752(b)          59,923
eFunds                                             7,913(b)         147,103
Electronic Arts                                   47,676(b)       2,192,618
Electronic Data Systems                          160,476          3,111,629
Enterasys Networks                                42,996(b)          68,794

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Computer software & services (cont.)
Epicor Software                                   27,162(b)        $326,759
First Data                                        15,247            663,245
InfoSpace                                          1,513(b)          71,701
InterCept                                          6,055(b)         113,410
j2 Global Communications                           9,501(b)         300,137
Lexar Media                                       34,252(b)         287,374
Lionbridge Technologies                           16,759(b)         143,960
MAXIMUS                                            2,570(b)          74,042
Mentor Graphics                                   11,431(b)         125,341
MicroStrategy Cl A                                   884(b)          36,324
Midway Games                                       8,040(b)          79,757
Navigant Consulting                               13,280(b)         291,629
NCR                                               23,384(b)       1,159,612
NIC                                                7,414(b)          39,739
Novell                                           110,666(b)         698,302
Opsware                                           11,152(b)          62,563
Oracle                                           892,892(b)      10,071,821
Parametric Technology                              9,851(b)          52,013
RSA Security                                       8,769(b)         169,242
S1                                                 6,406(b)          51,120
Sapient                                           30,758(b)         234,684
Secure Computing                                   9,547(b)          72,462
Silicon Storage Technology                        32,210(b)         205,178
SS&C Technologies                                  3,411             66,617
SupportSoft                                        8,145(b)          79,332
Sykes Enterprises                                 12,334(b)          56,613
Symantec                                          35,596(b)       1,953,507
Take-Two Interactive Software                      5,967(b)         196,016
Transaction Systems
  Architects Cl A                                 20,770(b)         386,010
Tyler Technologies                                 9,518(b)          84,139
Unisys                                            28,786(b)         297,072
United Online                                      9,909(b)          95,325
ValueClick                                        19,224(b)         181,475
VERITAS Software                                  33,651(b)         598,988
Websense                                           4,783(b)         199,308
Wind River Systems                                 5,905(b)          72,041
Total                                                            28,406,167

Electronics (3.4%)
Advanced Energy Inds                               2,556(b)          23,745
Advanced Micro Devices                            28,966(b)         376,558
Agilent Technologies                              91,526(b)       1,974,216
American Power Conversion                         25,184            437,950
Applied Materials                                 63,048(b)       1,039,662
BEI Technologies                                   2,676             73,322
Benchmark Electronics                                805(b)          23,989
Broadcom Cl A                                     28,044(b)         765,321
Cirrus Logic                                      21,664(b)         103,337
Conexant Systems                                  81,843(b)         131,767
ESS Technology                                    14,528(b)          99,517
General Cable                                      8,995(b)          95,707
GrafTech Intl                                     27,433(b)         382,690
Integrated Electrical Services                     9,799(b)          47,133
Integrated Silicon Solution                       11,134(b)          80,944
Intel                                          1,085,168         21,768,469
InVision Technologies                              6,895(b)         310,206
Littelfuse                                         2,476(b)          85,496
LSI Logic                                         77,144(b)         332,491
Mattson Technology                                 2,773(b)          21,324
Methode Electronics                                5,226             66,841
Microsemi                                         24,001(b)         338,414
Natl Semiconductor                                95,248(b)       1,475,392
OmniVision Technologies                           15,405(b)         217,981
Paxar                                              9,933(b)         225,280
PMC-Sierra                                        42,771(b)         376,813
RF Micro Devices                                  12,446(b)          78,908
Rofin-Sinar Technologies                           5,266(b)         154,715
Rogers                                             1,876(b)          79,711
Sanmina-SCI                                      161,345(b)       1,137,482
ScanSource                                         3,143(b)         200,523
Silicon Image                                      6,151(b)          77,749
Sonic Solutions                                    4,269(b)          69,670
Tektronix                                          8,022            266,732
Teradyne                                          18,193(b)         243,786
Thomas & Betts                                     6,091            163,361
Trimble Navigation                                 4,768(b)         150,669
TriQuint Semiconductor                            24,318(b)          94,840
Ultratech                                          6,281(b)          98,423
Varian Semiconductor
  Equipment Associates                             3,422(b)         105,740
Vitesse Semiconductor                             41,349(b)         112,883
Total                                                            33,909,757

Energy (7.0%)
Amerada Hess                                      77,042          6,856,738
Anadarko Petroleum                                52,173          3,462,200
Arch Coal                                          3,186            113,071
Ashland                                           16,188            907,823
Burlington Resources                             149,940          6,117,552
Cabot Oil & Gas                                    2,588            116,201
ChevronTexaco                                    158,990          8,528,224

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Energy (cont.)
ConocoPhillips                                    71,387         $5,914,413
Denbury Resources                                  8,650(b)         219,710
Devon Energy                                      32,793          2,328,631
Exxon Mobil                                      346,360         16,739,578
Houston Exploration                                2,834(b)         168,198
KCS Energy                                        12,556(b)         174,654
Marathon Oil                                      33,047          1,364,180
Massey Energy                                      9,081            262,713
NUI                                                4,836             64,512
Occidental Petroleum                             221,307         12,377,701
Patina Oil & Gas                                   4,399            130,078
Petroleum Development                              7,047(b)         308,800
Sunoco                                            15,686          1,160,450
Swift Energy                                       7,999(b)         191,656
Tesoro Petroleum                                  14,001(b)         413,450
Valero Energy                                     14,923          1,196,974
Vintage Petroleum                                 15,694            314,979
Total                                                            69,432,486

Energy equipment & services (0.2%)
Cal Dive Intl                                      4,400(b)         156,728
CARBO Ceramics                                     1,200             86,568
Cimarex Energy                                     6,019(b)         210,304
Harvest Natural Resources                         12,803(b)         212,530
Holly                                              9,068            231,234
Offshore Logistics                                 6,207(b)         213,645
Range Resources                                   17,098            299,044
Unit                                               5,358(b)         187,959
Veritas DGC                                        7,917(b)         180,349
Total                                                             1,778,361

Engineering & construction (0.1%)
Dominion Homes                                     4,137(b)          98,543
EMCOR Group                                        3,469(b)         130,504
MasTec                                             4,423(b)          23,221
Perini                                            12,244(b)         174,599
URS                                                6,795(b)         181,291
William Lyon Homes                                 2,581(b)         229,451
Total                                                               837,609

Finance companies (0.3%)
Accredited Home Lenders Holding                    6,920(b)         266,558
MGIC Investment                                   38,674          2,573,755
World Acceptance                                   6,854(b)         159,356
Total                                                             2,999,669

Financial services (3.0%)
Advanta Cl B                                       8,991            217,492
Capital One Financial                              8,639            638,422
Chemical Financial                                 7,914            289,019
CompuCredit                                       11,250(b)         209,475
Countrywide Financial                            277,484         10,930,095
Delphi Financial Group Cl A                       10,022            402,584
Fannie Mae                                       242,785         15,392,569
Investment Technology Group                       17,126(b)         262,028
Irwin Financial                                    7,351            189,803
Janus Capital Group                               15,595            212,248
Knight Trading Group Cl A                          7,574(b)          69,908
Providian Financial                               36,793(b)         571,763
WFS Financial                                        633(b)          29,466
Total                                                            29,414,872

Food (0.1%)
Corn Products Intl                                 4,750            218,975
Interstate Bakeries                               12,883             51,017
John B Sanfilippo & Son                            1,998(b)          52,348
Lance                                              3,500             56,525
Nash Finch                                        10,906            342,993
Pilgrim's Pride                                    4,900            132,692
Sensient Technologies                             15,670            339,099
Total                                                             1,193,649

Furniture & appliances (0.2%)
Maytag                                            21,938            403,001
Stanley Furniture                                  2,286            100,584
Stanley Works                                     14,320            609,030
Thomas Inds                                        2,000             62,800
Whirlpool                                         14,657            880,739
Total                                                             2,056,154

Health care products (6.8%)
Advanced Medical Optics                            5,012(b)         198,325
Align Technology                                  10,804(b)         165,085
Amgen                                             50,281(b)       2,849,927
Bausch & Lomb                                      3,480            231,246
Becton, Dickinson & Co                            42,905          2,218,189
Biogen Idec                                       44,475(b)       2,720,536
Biosite                                              800(b)          39,168
Boston Scientific                                 48,657(b)       1,933,143
Bristol-Myers Squibb                              82,921          1,962,740
CR Bard                                           13,083            740,890
Cytyc                                              9,189(b)         221,914
Digene                                             3,150(b)          81,774

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Health care products (cont.)
Encysive Pharmaceuticals                          13,233(b)        $119,494
eResearch Technology                              10,101(b)         134,646
First Horizon Pharmaceutical                       8,869(b)         177,469
Forest Laboratories                               43,254(b)       1,945,565
Impax Laboratories                                 7,727(b)         118,687
Incyte                                            15,624(b)         150,459
Johnson & Johnson                                538,099(m)      30,311,116
King Pharmaceuticals                              55,288(b)         660,139
Laserscope                                         3,648(b)          73,945
Martek Biosciences                                   870(b)          42,317
Mentor                                             7,665            258,157
Merck & Co                                       248,567          8,202,710
MGI Pharma                                        10,036(b)         267,861
Mine Safety Appliance                              5,043            205,351
Nabi Biopharmaceuticals                           10,425(b)         139,487
Nektar Therapeutics                                9,041(b)         130,914
Ocular Sciences                                    3,633(b)         174,275
Onyx Pharmaceuticals                               9,866(b)         424,337
PerkinElmer                                       16,313            280,910
Pfizer                                           116,138          3,553,823
PolyMedica                                         6,084            187,387
Salix Pharmaceuticals                              6,857(b)         147,563
Schering-Plough                                   34,300            653,758
Zimmer Holdings                                   73,132(b)       5,780,352
Total                                                            67,503,659

Health care services (0.8%)
Accredo Health                                     5,536(b)         130,484
Beverly Enterprises                               14,655(b)         110,938
Cardinal Health                                   16,203            709,205
Covance                                            5,037(b)         201,329
Humana                                            59,557(b)       1,189,949
Kindred Healthcare                                 9,005(b)         219,722
Manor Care                                        18,240            546,470
NeighborCare                                       4,000(b)         101,400
OCA                                               16,897(b)          80,092
PacifiCare Health Systems                          4,715(b)         173,041
Pediatrix Medical Group                            5,219(b)         286,262
RehabCare Group                                    5,248(b)         120,861
Select Medical                                     4,766             64,007
Service Corp Intl                                 21,083(b)         130,925
Sierra Health Services                             9,862(b)         472,686
Stewart Enterprises Cl A                          23,114(b)         160,642
Sunrise Senior Living                              3,980(b)         139,778
Tenet Healthcare                                 220,927(b)       2,383,803
United Surgical Partners Intl                      3,042(b)         104,493
VCA Antech                                        11,426(b)         235,718
Total                                                             7,561,805

Home building (1.8%)
Beazer Homes USA                                   5,796            619,534
Centex                                            80,836          4,078,985
KB HOME                                           52,776          4,459,044
Meritage Homes                                     3,819(b)         300,173
Pulte Homes                                      130,768          8,025,233
Technical Olympic USA                              6,493            183,362
WCI Communities                                    8,529(b)         198,726
Total                                                            17,865,057

Household products (0.5%)
Action Performance Companies                       6,928             70,181
Gillette                                          32,651          1,362,853
JAKKS Pacific                                     12,198(b)         280,554
Kimberly-Clark                                    39,385          2,543,877
Libbey                                             4,231             79,120
Nautilus Group                                    12,584            284,273
Nu Skin Enterprises Cl A                           9,175            215,704
Rayovac                                            9,904(b)         260,970
Tupperware                                        12,588            213,744
Total                                                             5,311,276

Industrial services (0.1%)
Ceradyne                                           4,359(b)         191,404
United Rentals                                     7,582(b)         120,478
UNOVA                                             11,230(b)         157,782
WESCO Intl                                        12,763(b)         309,502
Total                                                               779,166

Industrial transportation (0.1%)
GATX                                               9,948            265,214
Landstar System                                    3,486(b)         204,558
USF                                                5,492            197,108
Wabash Natl                                        4,756(b)         130,647
Total                                                               797,527

Insurance (3.2%)
Alfa                                              12,813            178,869
Allmerica Financial                                4,512(b)         121,283
Allstate                                         120,593          5,787,259
Ambac Financial Group                             13,493          1,078,765
AmerUs Group                                      16,264            666,824
Aon                                               69,545          1,998,723
CIGNA                                             69,651          4,849,800
CNA Surety                                         5,219(b)          55,321
Commerce Group                                    10,868            526,011
Fremont General                                    8,660            200,479

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Insurance (cont.)
Great American
  Financial Resources                              3,211            $49,096
Horace Mann Educators                             15,643            275,004
Infinity Property & Casualty                       2,000             59,060
Jefferson-Pilot                                   18,804            933,807
LandAmerica Financial Group                        8,337            379,334
Lincoln Natl                                       4,290            201,630
Loews                                             72,438          4,237,624
MBIA                                               6,301            366,781
MetLife                                          100,759          3,894,335
Natl Western Life Insurance Cl A                     998(b)         162,574
Presidential Life                                  5,058             86,896
Principal Financial Group                          7,979            287,005
Stewart Information Services                       7,841            308,935
Torchmark                                         23,944          1,273,342
UICI                                              16,015            524,331
UnumProvident                                    166,287          2,609,043
XL Capital Cl A                                    4,853(c)         359,073
Total                                                            31,471,204

Investment companies (8.1%)
iShares MSCI Emerging
  Markets Index Fund                             176,600(o)      30,463,500
iShares MSCI Index Fund                          354,850(o)      50,179,339
Total                                                            80,642,839

Leisure time & entertainment (0.7%)
Argosy Gaming                                      6,689(b)         262,209
Brunswick                                         10,923            499,836
Callaway Golf                                     23,872            252,327
Eastman Kodak                                    155,064          4,996,162
Handleman                                         13,591            278,072
RC2                                                1,200(b)          39,480
Shuffle Master                                     3,462(b)         129,687
Steinway Musical Instruments                       6,662(b)         181,206
Thor Inds                                          4,846            128,274
Total                                                             6,767,253

Lodging & gaming (0.3%)
Ameristar Casinos                                    616             18,634
Aztar                                              6,240(b)         165,360
Choice Hotels Intl                                 2,281            131,363
Intl Game Technology                              76,084          2,735,219
Penn Natl Gaming                                   4,408(b)         178,083
Scientific Games Cl A                             10,626(b)         202,957
Total                                                             3,431,616

Machinery (0.6%)
Deere & Co                                        26,842          1,732,650
FLIR Systems                                       1,584(b)          92,664
Global Power Equipment Group                      34,455(b)         255,312
Ingersoll-Rand Cl A                               18,847(c)       1,281,031
JLG Inds                                           7,557            126,958
Joy Global                                        12,776            439,239
Lincoln Electric Holdings                         11,991            376,038
Manitowoc                                          4,151            147,194
MTS Systems                                        2,610             55,463
NACCO Inds Cl A                                      840             72,366
Nordson                                            4,733            162,484
Oshkosh Truck                                      4,675            266,756
Tecumseh Products Cl A                             4,066            170,243
Terex                                             15,313(b)         664,584
Toro                                               3,647            249,090
Total                                                             6,092,072

Media (1.6%)
American Greetings Cl A                            9,247(b)         232,285
Banta                                              5,082            202,010
Cendant                                           41,898            904,997
Consolidated Graphics                              3,153(b)         132,111
eBay                                              79,894(b)       7,345,453
Yahoo!                                           207,443(b)       7,034,392
Total                                                            15,851,248

Metals (0.7%)
Allegheny Technologies                            24,006            438,110
AMCOL Intl                                         3,549             67,857
Carpenter Technology                               5,410            258,273
Century Aluminum                                   7,084(b)         196,439
Cleveland-Cliffs                                   2,402(b)         194,250
Commercial Metals                                  8,680            344,770
Maverick Tube                                      4,677(b)         144,098
Mueller Inds                                       5,499            236,182
Phelps Dodge                                      28,757          2,646,507
Quanex                                             5,311            272,348
Reliance Steel & Aluminum                          3,892            154,512
Schnitzer Steel Inds Cl A                          2,517             81,425
Shaw Group                                        18,557(b)         222,684
United States Steel                               33,031          1,242,626
Total                                                             6,500,081

Multi-industry (3.0%)
3M                                                53,991          4,317,659
Acuity Brands                                      1,640             38,983
Ameron Intl                                        4,242            139,562

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Multi-industry (cont.)
Anixter Intl                                       3,695           $129,658
Arbitron                                           1,398(b)          51,181
Brink's                                           12,786            385,754
Corrections Corp of America                        4,128(b)         145,966
Crane                                              5,540            160,217
EnPro Inds                                         1,600(b)          38,624
Imagistics Intl                                    3,373(b)         113,333
Jacuzzi Brands                                    18,010(b)         167,493
Labor Ready                                        4,194(b)          58,800
Monsanto                                          58,101          2,116,038
NCO Group                                          3,862(b)         104,081
Pre-Paid Legal Services                           10,888(b,o)       279,604
Ruddick                                           12,753            250,469
SOURCECORP                                         6,665(b)         147,563
TeleTech Holdings                                  8,004(b)          75,558
Textron                                           20,190          1,297,611
Tyco Intl                                        612,235(c)      18,771,124
Woodward Governor                                  2,963            199,973
YORK Intl                                         15,281            482,727
Total                                                            29,471,978

Paper & packaging (0.5%)
Boise Cascade                                     10,183            338,890
Ennis                                              2,400             51,408
Georgia-Pacific                                   79,597          2,861,513
Greif Cl A                                         1,921             80,970
Louisiana-Pacific                                 45,212          1,173,251
Rock-Tenn Cl A                                     3,616             56,916
Silgan Holdings                                      934             43,244
Total                                                             4,606,192

Precious metals (0.6%)
Coeur d'Alene Mines                               44,352(b)         210,228
Freeport McMoRan Copper
  & Gold Cl B                                     42,449          1,719,185
Hecla Mining                                      20,456(b)         152,193
Newmont Mining                                    79,474          3,618,450
Stillwater Mining                                 14,333(b)         222,162
Total                                                             5,922,218

Real estate investment trust (0.4%)
American Home Mortgage
  Investment                                      10,698            299,009
Anthracite Capital                                31,249            347,489
Anworth Mtge Asset                                20,220            230,104
Bedford Property Investors                         2,000             60,680
Capstead Mtge                                     27,053(o)         336,810
Impac Mtge Holdings                               36,668            964,367
LTC Properties                                     3,055             54,654
MFA Mtge Investments                              25,262            232,663
Natl Health Investors                             10,849            308,546
Novastar Financial                                 9,892(o)         431,290
Post Properties                                    4,685            140,082
RAIT Investment Trust                              7,119            194,705
Redwood Trust                                      3,280            204,738
Universal Health Realty
  Income Trust                                     1,600             48,480
Ventas                                            14,627            379,132
Total                                                             4,232,749

Restaurants (1.0%)
Bob Evans Farms                                   10,761            292,269
Jack in the Box                                   15,333(b)         486,516
Landry's Restaurants                               3,455             94,287
McDonald's                                       295,879          8,293,488
Papa John's Intl                                   4,451(b)         136,557
Ryan's Restaurant Group                           17,479(b)         259,388
Total                                                             9,562,505

Retail -- drugstores (0.2%)
CVS                                               49,845          2,099,970

Retail -- general (5.1%)
7-Eleven                                           1,826(b)          36,483
AnnTaylor Stores                                   3,886(b)          90,932
Best Buy                                          68,777          3,730,464
BJ's Wholesale Club                               12,694(b)         347,054
Brookstone                                         6,816(b)         128,754
Brown Shoe                                         5,531            138,607
Cato Cl A                                          6,606            146,984
Christopher & Banks                                5,586             89,432
Circuit City Stores                               42,821            656,874
Copart                                             8,335(b)         157,782
Department 56                                     12,733(b)         207,548
Dillard's Cl A                                    19,551            385,937
Dollar General                                    49,720          1,001,858
Federated Dept Stores                             31,829          1,445,991
Fred's                                             2,158             38,758
Group 1 Automotive                                 7,264(b)         198,162
Home Depot                                       306,825         12,027,539
Hughes Supply                                        808             24,297
JC Penney                                         47,275          1,667,862

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Retail -- general (cont.)
May Dept Stores                                   50,924         $1,305,182
Movie Gallery                                      3,500             61,355
Nordstrom                                         42,153          1,611,931
Payless ShoeSource                                22,597(b)         228,908
Pep Boys - Manny, Moe & Jack                      15,267            213,738
Sears, Roebuck & Co                              269,136(o)      10,725,070
ShopKo Stores                                     17,073(b)         297,241
Sonic Automotive                                   8,486            170,144
Sports Authority                                   5,870(b)         136,184
Too                                                2,000(b)          36,140
Toys "R" Us                                       68,930(b)       1,222,818
Tractor Supply                                     3,563(b)         112,021
United Auto Group                                  3,600             90,324
United Stationers                                  7,665(b)         332,661
Wal-Mart Stores                                  207,019         11,013,410
Weis Markets                                       4,086            138,434
World Fuel Services                                1,206             43,175
Zale                                              14,699(b)         413,042
Total                                                            50,673,096

Retail -- grocery (0.6%)
Kroger                                           157,197(b)       2,439,697
Safeway                                          169,107(b)       3,265,457
SUPERVALU                                         19,654            541,468
Winn-Dixie Stores                                 31,060             95,975
Total                                                             6,342,597

Telecom equipment & services (3.6%)
Aspect Communications                             11,967(b)         118,832
Avaya                                            103,445(b)       1,442,023
C-COR                                              6,214(b)          52,508
Comtech Telecommunications                         3,760(b)         101,896
Ditech Communications                             12,258(b)         274,457
Finisar                                           31,417(b)          40,842
Harmonic                                           6,816(b)          45,326
Intervoice                                        15,143(b)         163,090
Intrado                                            4,181(b)          42,270
Motorola                                         657,928         11,869,022
Plantronics                                        5,543            239,679
QUALCOMM                                         508,981         19,870,619
Scientific-Atlanta                                12,209            316,457
Sonus Networks                                    78,432(b)         441,572
Tellabs                                           15,598(b)         143,346
ViaSat                                             2,458(b)          49,406
Total                                                            35,211,345

Textiles & apparel (0.3%)
Burlington Coat Factory Warehouse                  7,866            166,995
Genesco                                            8,450(b)         198,998
Liz Claiborne                                      9,823            370,524
Oshkosh B'Gosh Cl A                                2,667             53,873
Oxford Inds                                        5,149            191,800
Russell                                           11,100            186,924
Skechers USA Cl A                                  6,237(b)          90,561
Stride Rite                                        4,400             45,100
Urban Outfitters                                   7,832(b)         269,421
VF                                                20,173            997,555
Total                                                             2,571,751

Utilities -- electric (2.5%)
American Electric Power                           23,565            753,137
CenterPoint Energy                                99,284          1,028,582
Cleco                                             18,813            324,336
Duke Energy                                       57,593          1,318,304
Duquesne Light Holdings                           10,467            187,987
Edison Intl                                      158,107          4,191,417
El Paso Electric                                   8,421(b)         135,325
PG&E                                             331,412(b)      10,074,926
PNM Resources                                     15,749            354,510
Public Service Enterprise Group                   27,487          1,170,946
Sierra Pacific Resources                          24,567(b)         219,875
TECO Energy                                       55,757            754,392
TXU                                               75,049          3,596,348
UIL Holdings                                       4,302            211,615
Total                                                            24,321,700

Utilities -- natural gas (0.1%)
Atmos Energy                                       3,411             85,923
Energen                                            4,447            229,243
New Jersey Resources                               3,489            144,445
Nicor                                              2,000             73,400
Peoples Energy                                     2,000             83,360
Plains Exploration & Production                    3,590(b)          85,657
Quicksilver Resources                              4,225(b)         138,031
Sempra Energy                                      4,896            177,186
Southwestern Energy                                4,882(b)         204,995
Total                                                             1,222,240

Utilities -- telephone (3.5%)
AT&T                                             321,035          4,597,221
BellSouth                                        354,398          9,611,275
Orius                                              1,000(b,f,k)          --
PTEK Holdings                                     12,441(b)         106,619

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Utilities -- telephone (cont.)
SBC Communications                               360,213         $9,347,527
Sprint                                           416,485          8,383,843
Verizon Communications                            65,726          2,588,290
Total                                                            34,634,775

Total common stocks
(Cost: $705,154,533)                                           $789,956,210

Preferred stocks & other (--%)(b)
Issuer                                            Shares           Value(a)

Orius Tranche Series A
  Warrants                                         1,108(f,k)           $--
Orius Tranche Series B
  Warrants                                         1,167(f,k)            --
Orius Tranche Series C
  Warrants                                         2,593(f,k)            --
Pegasus Satellite
  Cm Pay-in kind Series B                              1(l)               9

Total preferred stocks & other
(Cost: $805)                                                             $9

Bonds (19.3%)
Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Foreign government (0.7%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-10               5.25%                3,430,000(c)      $4,655,074
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                   415,000(c)         451,935
United Mexican States
  (U.S. Dollar)
   03-03-15               6.63                   575,000(c)         609,500
   09-15-16              11.38                   750,000(c)       1,104,375
Total                                                             6,820,884

U.S. government obligations & agencies (5.7%)
Federal Home Loan Mtge Corp
   01-15-12               5.75                 2,750,000          3,000,737
   07-15-13               4.50                   500,000            499,925
   11-15-13               4.88                   505,000            517,305
Federal Natl Mtge Assn
   05-15-08               6.00                 7,200,000          7,830,907
   02-15-09               3.25                 1,850,000          1,822,252
U.S. Treasury
   05-31-05               1.25                11,400,000(o)      11,339,466
   08-31-05               2.00                13,300,000         13,279,743
   11-30-05               1.88                 6,000,000          5,973,750
   09-15-09               3.38                 7,610,000          7,611,484
   08-15-14               4.25                 3,645,000          3,683,160
   08-15-23               6.25                   500,000            583,867
Total                                                            56,142,596

Commercial mortgage-backed(h)/
Asset-backed securities (0.7%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3
   03-06-09               3.00                   250,000            248,985
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10               3.10                 1,300,000          1,285,710
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                   300,000            308,364
GS Mtge Securities
  Series 2004-GG2 Cl A3
   08-10-38               4.60                   500,000            513,743
  Series 2004-GG2 Cl A6
   08-10-38               5.40                   700,000            729,736
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A3
   05-15-41               5.22                   250,000(j)         259,953
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A2
   09-15-26               4.02                 1,000,000          1,011,726
  Series 2004-C2 Cl A2
   03-15-29               3.25                   850,000            828,988
  Series 2004-C6 Cl A2
   08-15-29               4.19                   450,000            453,254
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               3.71                   310,000(d,j)       303,800
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                   300,000            299,063
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                   250,000            248,918
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30                   300,000            301,406
Total                                                             6,793,646

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Mortgage-backed securities (5.2%)(h)
Bank of American Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.06%                 $224,374(i)        $218,666
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.69                   249,926(i)         250,528
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.46                   249,435(i)         244,748
Federal Home Loan Mtge Corp
   12-01-30               5.50                 1,384,102          1,409,658
Federal Natl Mtge Assn
   01-01-13               4.92                 1,663,808          1,719,931
   11-01-13               5.39                   297,741            315,281
   12-01-13               5.01                   595,141            611,204
   02-01-14               4.77                   496,889            505,155
   03-01-14               4.60                   496,850            494,877
   04-01-14               4.65                   298,727            299,977
   05-01-14               4.52                   298,922            297,359
   08-01-16               6.00                 1,042,147          1,096,252
   06-01-17               7.00                 1,127,056          1,196,321
   08-01-17               6.50                   643,252            681,413
   03-01-18               5.50                 4,876,966          5,050,403
   08-01-18               4.50                 1,421,375          1,420,875
   02-01-19               6.00                 1,014,851          1,064,689
   10-01-19               5.00                 3,850,000(e)       3,910,155
   10-01-19               5.50                   500,000(e)         516,563
   08-01-32               6.50                 3,935,481          4,136,118
   08-01-32               7.00                   213,948            227,073
   01-01-33               6.00                 3,289,138          3,415,062
   01-01-33               7.00                 1,545,548          1,639,549
   06-01-33               6.00                 3,267,582          3,390,020
   08-01-33               5.50                 1,836,137          1,864,474
   11-01-33               5.50                 2,197,974          2,231,894
   04-01-34               5.00                 2,022,430          2,006,190
   08-01-34               4.53                 2,373,130(i)       2,375,290
   10-01-34               5.50                 2,900,000(e)       2,938,063
   11-01-34               6.00                 3,800,000(e)       3,915,185
  Collateralized Mtge Obligation
   06-25-44               7.50                   523,339            568,013
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39                   397,421(i)         391,107
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.46                   324,274(i)         323,440
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
   03-25-34               4.94                   498,732(i)         512,203
Total                                                            51,237,736

Aerospace & defense (0.1%)
Alliant Techsystems
   05-15-11               8.50                   110,000            119,900
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                   125,000            130,000
L-3 Communications
   06-15-12               7.63                   355,000            391,388
Standard Aero
  Sr Sub Nts
   09-01-14               8.25                    85,000(d)          87,975
Total                                                               729,263

Automotive & related (0.1%)
ArvinMeritor
   02-15-09               6.80                   150,000            153,750
DaimlerChrysler NA Holding
   11-15-13               6.50                   245,000            266,173
Ford Motor
   10-01-28               6.63                   665,000            602,035
NationsRent
   10-15-10               9.50                   175,000            189,875
TRW Automotive
  Sr Nts
   02-15-13               9.38                   165,000            188,513
Total                                                             1,400,346

Banks and savings & loans (0.7%)
Bank United
   03-15-09               8.00                 1,500,000          1,749,411
Banknorth Group
  Sr Nts
   05-01-08               3.75                   380,000            379,700
JPMorgan Chase & Co
  Sub Nts
   02-01-11               6.75                   535,000            601,905
US Bank NA Minnesota
   08-01-11               6.38                   750,000            837,981
Wachovia
  Sub Nts
   08-01-14               5.25                 1,075,000          1,098,908

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Banks and savings & loans (cont.)
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65%                 $565,000           $587,402
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                 1,385,000          1,552,985
Total                                                             6,808,292

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00                   400,000            437,000

Broker dealers (--%)
LaBranche & Co
  Sr Nts
   05-15-12              11.00                   175,000(d)         180,250

Building materials & construction (--%)
Associated Materials
   04-15-12               9.75                   150,000            171,000
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                   200,000(d)         216,500
Total                                                               387,500

Cable (0.5%)
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-30-12               8.00                   200,000(d)         199,500
Comcast
   03-15-11               5.50                 1,755,000          1,829,130
CSC Holdings
  Sr Nts
   07-15-08               7.25                   150,000            156,000
   04-15-12               6.75                   400,000(d)         402,000
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                   275,000            313,500
Echostar DBS
   10-01-14               6.63                   315,000(d,e)       313,031
Echostar DBS
  Sr Nts
   10-01-08               5.75                   150,000            150,750
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63                   200,000(c,d)       218,000
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50                   200,000            192,500
NTL Cable
  (U.S. Dollar) Sr Nts
   04-15-14               8.75                   185,000(c,d)       198,413
Rainbow Natl Services LLC
  Sr Nts
   09-01-12               8.75                   255,000(d)         264,563
Rogers Cable
  (U.S. Dollar)
   06-15-13               6.25                   215,000(c)         210,700
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                   240,000(c)         246,000
Total                                                             4,694,087

Cellular telecommunications (0.2%)
Alamosa Delaware
   07-31-10              11.00                   205,000            232,163
American Towers
   12-01-11               7.25                   165,000            171,600
Crown Castle Intl
  Sr Nts
   12-01-13               7.50                   250,000            261,875
Nextel Communications
  Sr Nts
   10-31-13               6.88                   400,000            414,000
Rural Cellular
   03-15-12               8.25                   110,000(d)         113,025
SBA Telecommunications
  Sr Disc Nts (Zero coupon through 12-15-07,
  thereafter 9.75%)
   12-15-11               9.66                   200,000(g)         162,000
US Cellular
  Sr Nts
   12-15-33               6.70                   495,000            494,241
US Unwired
  Series B
   06-15-12              10.00                    90,000             93,375
Total                                                             1,942,279

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Chemicals (0.3%)
Airgas
   10-01-11               9.13%                 $125,000           $140,625
  Sr Sub Nts
   07-15-14               6.25                    20,000             20,000
BCP Caylux Holdings Luxembourg
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                   260,000(c,d)       280,800
Compass Minerals Group
   08-15-11              10.00                   325,000            364,000
Equistar Chemical/Funding
   09-01-08              10.13                   190,000            214,225
Georgia Gulf
  Sr Nts
   12-15-13               7.13                   160,000            166,000
Innophos
  Sr Sub Nts
   08-15-14               8.88                   210,000(d)         223,650
INVISTA
  (U.S. Dollar)
   05-01-12               9.25                   250,000(c,d)       267,500
Lubrizol
  Sr Nts
   10-01-09               4.63                   175,000            175,033
   10-01-14               5.50                   175,000            173,803
Lyondell Chemical
  Series A
   05-01-07               9.63                   305,000            332,069
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10              10.25                   105,000(c)         108,675
Rockwood Specialties Group
  Sr Sub Nts
   05-15-11              10.63                    95,000            104,500
Total                                                             2,570,880

Electronics (--%)
Communications & Power
  Sr Sub Nts
   02-01-12               8.00                   115,000            120,175

Energy (0.2%)
Amerada Hess
   08-15-11               6.65                   600,000            662,460
Chesapeake Energy
  Sr Nts
   08-15-14               7.00                   180,000(d)         190,350
   01-15-16               6.88                    60,000             62,700
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                   300,000            300,000
Foundation PA Coal
  Sr Nts
   08-01-14               7.25                    35,000(d)          37,363
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                   210,000            236,775
Peabody Energy
  Series B
   03-15-13               6.88                   250,000            270,000
Total                                                             1,759,648

Energy equipment & services (0.2%)
Grant Prideco Escrow
   12-15-09               9.00                   125,000            139,688
Halliburton
   10-15-10               5.50                 1,445,000          1,513,758
Key Energy Services
  Series C
   03-01-08               8.38                   120,000            126,600
  Sr Nts
   05-01-13               6.38                   150,000            148,500
Offshore Logistics
   06-15-13               6.13                   170,000            172,550
Pacific Energy Partners LP
  Sr Nts
   06-15-14               7.13                   170,000(d)         184,025
Total                                                             2,285,121

Environmental services (--%)
Clean Harbors
   07-15-12              11.25                    80,000(d)          84,400

Finance companies (0.1%)
Citigroup
  Sub Nts
   09-15-14               5.00                   550,000(d)         550,684
GMAC
   09-15-11               6.88                   635,000            666,130
Total                                                             1,216,814

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Financial services (0.1%)
Crystal US Holdings 3 LLC
  Sr Disc Nts (Zero coupon through 10-1-09,
  thereafter 10.50%)
   10-01-14              10.52%                 $140,000(d,g)       $83,650
Metris Companies
   07-15-06              10.13                   305,000            305,000
Pricoa Global Funding I
   06-15-08               4.35                   600,000(d)         612,396
Total                                                             1,001,046

Food (0.1%)
Burns Philp Capital Property
  (U.S. Dollar)
   11-15-10               9.50                    50,000(c)          54,250
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                   400,000(c)         442,000
Chiquita Brands Intl
  Sr Nts
   11-01-14               7.50                    35,000(d)          35,000
Del Monte
  Series B
   05-15-11               9.25                   275,000            302,500
Kraft Foods
   10-01-13               5.25                   395,000            402,364
Total                                                             1,236,114

Furniture & appliances (--%)
Norcraft Holdings/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12               9.37                   145,000(d,g)       105,125
Simmons
  Sr Sub Nts
   01-15-14               7.88                   215,000(d)         223,600
Total                                                               328,725

Health care products (--%)
VWR Intl
  Sr Nts
   04-15-12               6.88                   150,000(d)         156,750

Health care services (0.3%)
Ardent Health Services
  Sr Sub Nts
   08-15-13              10.00                   145,000            148,625
Cardinal Health
   06-15-15               4.00                 1,261,000          1,093,761
Concentra Operating
   06-01-12               9.13                    65,000(d)          71,175
HCA
   03-15-14               5.75                   180,000            178,444
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75                   135,000(d)         141,413
Medcath Holdings
  Sr Nts
   07-15-12               9.88                   140,000(d)         146,300
Province Healthcare
  Sr Sub Nts
   06-01-13               7.50                   130,000            146,575
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                    85,000(d)          88,825
Triad Hospitals
  Sr Nts
   05-15-12               7.00                   225,000            235,125
US Oncology
  Sr Nts
   08-15-12               9.00                    65,000(d)          67,275
  Sr Sub Nts
   08-15-14              10.75                    90,000(d)          92,475
Vanguard Health Holding I LLC
  Sr Disc Nts (Zero coupon through 10-1-09,
  thereafter 11.25%
   10-01-15              11.28                   125,000(d,g)        72,188
Vanguard Health Holding II LLC
  Sr Sub Nts
   10-01-14               9.00                   120,000(d)         120,300
Total                                                             2,602,481

Home building (0.1%)
DR Horton
  Sr Nts
   05-01-13               6.88                   250,000            273,125
WCI Communities
   02-15-11              10.63                   155,000            174,763
William Lyon Homes
  Sr Nts
   04-01-13              10.75                    95,000            109,725
Total                                                               557,613

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Household products (--%)
Jostens IH
   10-01-12               7.63%                 $110,000(d,e)      $110,000
Seminis Vegtable Seeds
  Sr Sub Nts
   10-01-13              10.25                   135,000            150,525
Total                                                               260,525

Industrial services (0.1%)
Allied Waste North America
   04-15-11               6.38                   210,000            204,225
   02-15-14               6.13                   275,000            256,438
Da-Lite Screen
  Sr Nts
   05-15-11               9.50                   100,000            105,500
Natl Waterworks
  Series B
   12-01-12              10.50                   205,000            232,675
Total                                                               798,838

Industrial transportation (--%)
Quality Distribution/QD Capital
   11-15-10               9.00                   245,000(d)         233,056

Insurance (0.4%)
ASIF Global Financing XIX
   01-17-13               4.90                 3,680,000(d)       3,762,395
Prudential Financial
   09-20-14               5.10                   425,000            425,366
Total                                                             4,187,761

Leisure time & entertainment (0.2%)
Blockbuster
  Sr Sub Nts
   09-01-12               9.00                   105,000(d)         108,938
LCE Aquisition
   08-01-14               9.00                   140,000(d)         144,200
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                   185,000(d)         192,863
Time Warner
   05-15-29               6.63                 1,280,000          1,320,013
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                   235,000            237,350
Viacom
   05-15-11               6.63                   220,000            244,292
Worldspan LP/WS Financing
  Sr Nts
   06-15-11               9.63                    35,000             31,763
Total                                                             2,279,419

Lodging & gaming (0.2%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                   175,000            187,688
Caesars Entertainment
  Sr Sub Nts
   05-15-11               8.13                   325,000            375,374
Global Cash Access LLC/Finance
  Sr Sub Nts
   03-15-12               8.75                   125,000(d)         132,813
MGM Mirage
   10-01-09               6.00                   225,000            228,375
  Sr Nts
   02-27-14               5.88                   150,000            144,000
Mohegan Tribal Gaming Authority
  Sr Sub Nts
   04-01-12               8.00                   115,000            127,075
   08-15-14               7.13                    95,000(d)          99,513
MTR Gaming Group
  Series B
   04-01-10               9.75                   115,000            125,350
Premier Entertainment Biloxi LLC
  1st Mtge
   02-01-12              10.75                   160,000            168,800
River Rock Entertainment
  Sr Nts
   11-01-11               9.75                   230,000            242,075
Total                                                             1,831,063

Machinery (0.1%)
Blount
  Sr Sub Nts
   08-01-12               8.88                    65,000             69,063
Case New Holland
  Sr Nts
   08-01-11               9.25                    55,000(d)          61,600
Columbus McKinnon
   08-01-10              10.00                   115,000            126,500
Joy Global
  Series B
   03-15-12               8.75                   125,000            141,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Machinery (cont.)
Manitowoc
   11-01-13               7.13%                 $200,000           $211,500
Mueller Group
  Sr Sub Nts
   05-01-12              10.00                    75,000(d)          81,000
Sensus Metering Systems
  Sr Sub Nts
   12-15-13               8.63                   140,000            142,800
Total                                                               833,713

Media (0.2%)
American Media Operation
   01-15-11               8.88                    90,000             93,375
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                   185,000(c)         198,875
CBD Media/Finance
  Sr Sub Nts
   06-01-11               8.63                    75,000             79,313
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                   175,000(c)         193,156
Dex Media East LLC/Finance
   11-15-09               9.88                   245,000            281,750
Dex Media West/Finance
  Sr Sub Nts Series B
   08-15-13               9.88                    38,000             44,650
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                   180,000            186,750
Lamar Media
   01-01-13               7.25                   150,000            161,250
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                   120,000(c)         138,600
Radio One
  Series B
   07-01-11               8.88                   105,000            115,763
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                   195,000(c)         208,650
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                   300,000            314,999
Total                                                             2,017,131

Metals (0.1%)
Euramax Intl
  Sr Sub Nts
   08-15-11               8.50                   200,000            213,000
Ispat Inland ULC
   04-01-14               9.75                    50,000             55,125
Jorgensen Earle M.
   06-01-12               9.75                   175,000            194,250
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                   250,000(c)         250,000
United States Steel
  Sr Nts
   05-15-10               9.75                   150,000            171,000
Total                                                               883,375

Miscellaneous (--%)
Alderwoods Group
  Sr Nts
   09-15-12               7.75                   175,000(d)         185,063
United Rentals North America
   02-15-12               6.50                   200,000            192,500
Total                                                               377,563

Multi-industry (0.2%)
SPX
  Sr Nts
   06-15-11               6.25                   115,000            112,125
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                 1,290,000(c)       1,451,366
Total                                                             1,563,491

Paper & packaging (0.3%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   10-01-12               7.25                   295,000(c,d)       297,950
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                   360,000(c)         377,099
Consolidated Container
  Sr Disc Nts
  (Zero coupon through 06-15-07,
  thereafter 10.75%)
   06-15-09               8.15                   105,000(d,g)        84,525

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Paper & packaging (cont.)
Crown Euro Holdings
  (U.S. Dollar)
   03-01-11               9.50%                 $310,000(c)        $345,650
Crown Paper
  Sr Sub Nts
   09-01-05              11.00                   705,000(b,f,k)          --
Domtar
  (U.S. Dollar)
   12-01-13               5.38                   135,000(c)         133,798
Georgia-Pacific
   02-01-10               8.88                   245,000            286,650
Graham Packaging
  Sr Nts
   10-15-12               8.50                    60,000(d,e)        60,000
  Sr Sub Nts
   10-15-14               9.88                    70,000(d,e)        70,000
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                   290,000            324,075
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                   235,000(c)         244,988
Owens-Illinois Glass Container
   05-15-11               7.75                   225,000            239,625
   05-15-13               8.25                   100,000            106,500
Pliant
  (Zero coupon through 12-15-06,
  thereafter 11.13%)
   06-15-09               8.47                   100,000(g)          85,500
Stone Container
  Sr Nts
   07-01-12               8.38                   170,000            187,000
Stone Container Finance Canada
  (U.S. Dollar)
   07-15-14               7.38                   100,000(c,d)       104,227
Total                                                             2,947,587

Real estate (--%)
Host Marriott LP
  Sr Nts
   08-15-12               7.00                   210,000(d)         221,025
La Quinta Properties
  Sr Nts
   08-15-12               7.00                    70,000(d)          73,763
Total                                                               294,788

Retail -- drugstores (--%)
Jean Coutu Group PJC
  (U.S. Dollar) Sr Nts
   08-01-12               7.63                   125,000(c,d)       127,188
Rite Aid
   12-15-08               6.13                   125,000(d)         116,875
Total                                                               244,063

Retail -- general (0.2%)
General Nutrition Center
  Sr Sub Nts
   12-01-10               8.50                   125,000            127,813
Levi Strauss
  Sr Nts
   12-15-12              12.25                   115,000            121,613
May Department Stores
   07-15-14               5.75                 1,080,000(d)       1,113,125
United Auto Group
   03-15-12               9.63                   125,000            137,813
William Carter
  Series B
   08-15-11              10.88                   250,000            280,624
Total                                                             1,780,988

Telecom equipment & services (0.5%)
Centennial Communications
  Sr Nts
   02-01-14               8.13                   200,000(d)         192,500
Cincinnati Bell
  Sr Sub Nts
   01-15-14               8.38                    90,000             82,125
Fairpoint Communications
  Sr Nts
   03-01-10              11.88                    40,000             45,600
  Sr Sub Nts Series B
   05-01-08               9.50                    50,000             50,250
GCI
  Sr Nts
   02-15-14               7.25                   180,000            176,400
Horizon PCS
  Sr Nts
   07-15-12              11.38                   115,000(d)         119,600
PanAmSat
   08-15-14               9.00                   230,000(d)         239,200
Qwest
   03-15-12               9.13                   475,000(d)         523,688

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Telecom equipment & services (cont.)
Qwest Services
   12-15-07              13.50%                 $175,000(d)        $199,063
Rogers Wireless
  (U.S. Dollar)
   03-01-14               6.38                   110,000(c)         101,200
Sprint Capital
   11-15-28               6.88                 1,840,000          1,929,962
TELUS
  (U.S. Dollar)
   06-01-11               8.00                 1,315,000(c)       1,540,837
Ubiquitel Operating
  Sr Nts
   03-01-11               9.88                   100,000            104,125
Total                                                             5,304,550

Utilities -- electric (0.7%)
AEP Texas Central
  Sr Nts Series D
   02-15-13               5.50                    75,000             78,057
Aquila
  Sr Nts
   11-15-09               7.63                   255,000            261,375
   02-01-11               9.95                   100,000            110,000
CMS Energy
  Sr Nts
   08-01-10               7.75                   135,000(d)         142,425
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50                   130,000            136,053
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                   580,000(d)         582,221
DPL
  Sr Nts
   09-01-11               6.88                    75,000             79,500
Duke Energy
  1st Mtge
   04-01-10               4.50                   440,000            445,936
Duquesne Light
  1st Mtge Series Q
   05-15-14               5.70                    45,000             47,295
Florida Power
  1st Mtge
   03-01-13               4.80                   860,000            863,432
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                   220,000(d)         235,028
IPALCO Enterprises
   11-14-11               8.63                   365,000            412,450
Metropolitan Edison
   03-15-13               4.95                   415,000            414,449
  1st Mtge
   04-01-14               4.88                   320,000(d)         314,894
Midwest Generation LLC
   05-01-34               8.75                   220,000            239,800
NRG Energy
   12-15-13               8.00                   205,000(d)         219,350
Tampa Electric
   06-15-12               6.88                   355,000            398,519
   08-15-12               6.38                   500,000            546,271
Westar Energy
  1st Mtge
   07-01-14               6.00                   940,000          1,010,268
Total                                                             6,537,323

Utilities -- natural gas (0.2%)
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                   280,000            299,600
El Paso Production Holding
   06-01-13               7.75                   295,000            295,738
Enterprise Products
  Sr Nts
   10-15-09               4.63                   265,000(d,e)       267,201
Northwest Pipeline
   03-01-10               8.13                    35,000             39,244
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                   100,000(d)         107,250
Southern Star Central
   08-01-10               8.50                   200,000            218,000
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                   420,000            463,050
Williams Companies
   03-15-12               8.13                   430,000            495,574
Total                                                             2,185,657

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Utilities -- telephone (0.4%)
Telecom Italia Capital
  (U.S. Dollar)
   11-15-33               6.38%                 $140,000(c,d)      $144,600
   09-30-34               6.00                   565,000(c,d,e)     551,867
Verizon New York
  Series B
   04-01-32               7.38                   750,000            834,488
Verizon Pennsylvania
  Series A
   11-15-11               5.65                 2,500,000          2,637,174
Total                                                             4,168,129

Total bonds
(Cost: $188,311,849)                                           $190,222,666

Short-term securities (9.2%)(n)
Issuer                 Effective                  Amount           Value(a)
                         yield                  payable at
                                                 maturity

U.S. government agencies (7.6%)
Federal Home Loan Bank Disc Nt
   10-08-04               1.63%               $5,000,000         $4,998,189
Federal Natl Mtge Assn Disc Nts
   10-01-04               1.53                20,600,000         20,599,124
   10-14-04               1.58                20,000,000         19,987,711
   10-20-04               1.60                15,100,000         15,086,578
   10-22-04               1.59                 2,100,000          2,097,960
   11-04-04               1.72                 3,500,000          3,494,147
   11-08-04               1.71                 9,000,000          8,983,328
Total                                                            75,247,037

Commercial paper (1.6%)
Fairway Finance
   10-06-04               1.58                 6,300,000          6,298,341
Northern Rock
   11-01-04               1.63                 9,000,000          8,987,016
Total                                                            15,285,357

Total short-term securities
(Cost: $90,536,205)                                             $90,532,394

Total investments in securities
(Cost: $984,003,392)(p)                                      $1,070,711,279

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Sept. 30, 2004, the value of foreign securities represented 3.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2004, the value of these securities amounted to $17,551,307 or 1.8% of net assets.

(e) At Sept. 30, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $12,682,805.

(f)  Negligible market value.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(h) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------
29   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2004.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2004.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 2004, is as follows:

     Security                          Acquisition                        Cost
                                          dates
     Crown Paper
         11.00% Sr Sub Nts 2005      02-10-00 thru 02-14-00           $307,875
     Orius
         Common                              03-22-01                  137,600
     Orius Tranche Series A
         Warrants                            04-22-04                       --
     Orius Tranche Series B
         Warrants                            04-22-04                       --
     Orius Tranche Series C
         Warrants                            04-22-04                       --

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see note 5 to the financial statements):

     Type of security                                            Notional amount

     Sale contracts
     U.S. Treasury Note, Dec. 2004, 5-year                          $6,000,000

(n) Cash collateral received from security lending activity is invested in short-term securities and represents 7.9% of net assets. See Note 4 to the financial statements. 1.3% of net assets is the Portfolio's cash equivalent position.

(o) At Sept. 30, 2004, security was partially or fully on loan. See Note 4 to the financial statements.

(p) At Sept. 30, 2004, the cost of securities for federal income tax purposes was $989,164,530 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $127,860,196
     Unrealized depreciation                                       (46,313,447)
                                                                   -----------
     Net unrealized appreciation                                  $ 81,546,749
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
30   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Total Return Portfolio

Sept. 30, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $984,003,392)                             $1,070,711,279
Dividends and accrued interest receivable                          3,206,993
Receivable for investment securities sold                         18,694,164
                                                                  ----------
Total assets                                                   1,092,612,436
                                                               -------------
Liabilities
Disbursements in excess of cash on demand deposit                     48,889
Payable for investment securities purchased                       28,520,721
Payable upon return of securities loaned (Note 4)                 77,451,800
Accrued investment management services fee                            13,959
Other accrued expenses                                               116,088
                                                                     -------
Total liabilities                                                106,151,457
                                                                 -----------
Net assets                                                    $  986,460,979
                                                              ==============
* Including securities on loan, at value (Note 4)             $   75,849,374
                                                              --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Statement of operations
Total Return Portfolio

Year ended Sept. 30, 2004
Investment income
Income:
Dividends                                                                     $ 13,313,411
Interest                                                                        10,762,414
Fee income from securities lending (Note 4)                                        259,947
   Less foreign taxes withheld                                                      (1,269)
                                                                                    ------
Total income                                                                    24,334,503
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               5,004,559
Compensation of board members                                                       11,007
Custodian fees                                                                     254,021
Audit fees                                                                          36,000
Other                                                                               38,683
                                                                                    ------
Total expenses                                                                   5,344,270
   Earnings credits on cash balances (Note 2)                                       (1,345)
                                                                                    ------
Total net expenses                                                               5,342,925
                                                                                 ---------
Investment income (loss) -- net                                                 18,991,578
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               88,184,476
   Foreign currency transactions                                                     1,827
                                                                                     -----
Net realized gain (loss) on investments                                         88,186,303
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           16,410,600
                                                                                ----------
Net gain (loss) on investments and foreign currencies                          104,596,903
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $123,588,481
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
Total Return Portfolio

Year ended Sept. 30,                                                               2004              2003
Operations
Investment income (loss) -- net                                             $   18,991,578     $   24,257,134
Net realized gain (loss) on investments                                         88,186,303       (108,558,072)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           16,410,600        244,344,481
                                                                                ----------        -----------
Net increase (decrease) in net assets resulting from operations                123,588,481        160,043,543
                                                                               -----------        -----------
Proceeds from contributions                                                      3,968,040         17,839,726
Fair value of withdrawals                                                     (147,954,925)      (164,658,364)
                                                                              ------------       ------------
Net contributions (withdrawals) from partners                                 (143,986,885)      (146,818,638)
                                                                              ------------       ------------
Total increase (decrease) in net assets                                        (20,398,404)        13,224,905
Net assets at beginning of year                                              1,006,859,383        993,634,478
                                                                             -------------        -----------
Net assets at end of year                                                   $  986,460,979     $1,006,859,383
                                                                            ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

Total Return Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below: Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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34   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

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35   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

At Sept. 30, 2004, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2004 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2004, the Portfolio has entered into outstanding when-issued securities of $12,682,805.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

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36   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.40% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Managed Allocation Fund to the Lipper Flexible Portfolio Funds Index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $311,872 for the year ended Sept. 30, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2004, the Portfolio's custodian fees were reduced by $1,345 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

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37   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,283,913,626 and $1,420,035,498, respectively, for the year ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2004, securities valued at $75,849,374 were on loan to brokers. For collateral, the Portfolio received $77,451,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $259,947 for the year ended Sept. 30, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. INTEREST RATE FUTURES CONTRACTS

At Sept. 30, 2004, investments in securities included securities valued at $84,495 that were pledged as collateral to cover initial margin deposits on 60 open sale contracts. The notional market value of the open sale contracts as of Sept. 30, 2004 was $6,645,000 with a net unrealized loss of $40,552. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                               2004      2003      2002        2001    2000
Ratio of expenses to average daily net assets(a)                            .52%      .53%      .54%        .53%    .53%
Ratio of net investment income (loss) to average daily net assets          1.84%     2.42%     2.43%       2.84%   2.70%
Portfolio turnover rate (excluding short-term securities)                   127%      196%      116%        152%    102%
Total return(b)                                                           12.69%    17.44%   (11.13%)    (15.99%) 10.97%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

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38   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 22, 2004

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39   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Managed Allocation Fund

Sept. 30, 2004
Assets
Investment in Portfolio (Note 1)                                                                             $  986,363,675
Capital shares receivable                                                                                            31,148
                                                                                                                     ------
Total assets                                                                                                    986,394,823
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               48,209
Accrued distribution fee                                                                                              8,638
Accrued service fee                                                                                                      15
Accrued transfer agency fee                                                                                           2,260
Accrued administrative services fee                                                                                   1,011
Other accrued expenses                                                                                              108,617
                                                                                                                    -------
Total liabilities                                                                                                   168,750
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $  986,226,073
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,131,125
Additional paid-in capital                                                                                    1,138,352,647
Undistributed net investment income                                                                                 582,982
Accumulated net realized gain (loss) (Note 5)                                                                  (240,535,974)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            86,695,293
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $  986,226,073
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $  886,278,845
                                                            Class B                                          $   90,417,191
                                                            Class C                                          $    4,134,779
                                                            Class Y                                          $    5,395,258
Net asset value per share of outstanding capital stock:     Class A shares            101,576,047            $         8.73
                                                            Class B shares             10,439,704            $         8.66
                                                            Class C shares                478,256            $         8.65
                                                            Class Y shares                618,480            $         8.72
                                                                                          -------            --------------

See accompanying notes to financial statements.

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40   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Managed Allocation Fund

Year ended Sept. 30, 2004
Investment income
Income:
Dividends                                                                     $ 13,312,187
Interest                                                                        10,762,167
Fee income from securities lending                                                 259,924
   Less foreign taxes withheld                                                      (1,269)
                                                                                    ------
Total income                                                                    24,333,009
                                                                                ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                5,342,432
Distribution fee
   Class A                                                                       2,277,239
   Class B                                                                       1,085,304
   Class C                                                                          37,928
Transfer agency fee                                                              1,484,584
Incremental transfer agency fee
   Class A                                                                         142,339
   Class B                                                                          38,439
   Class C                                                                           1,511
Service fee -- Class Y                                                               6,010
Administrative services fees and expenses                                          390,084
Compensation of board members                                                        9,015
Printing and postage                                                               210,685
Registration fees                                                                   57,593
Audit fees                                                                          12,000
Other                                                                               17,116
                                                                                    ------
Total expenses                                                                  11,112,279
   Earnings credits on cash balances (Note 2)                                      (14,899)
                                                                                   -------
Total net expenses                                                              11,097,380
                                                                                ----------
Investment income (loss) -- net                                                 13,235,629
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                        88,177,088
   Foreign currency transactions                                                     1,827
                                                                                     -----
Net realized gain (loss) on investments                                         88,178,915
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           16,408,745
                                                                                ----------
Net gain (loss) on investments and foreign currencies                          104,587,660
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $117,823,289
                                                                              ============

See accompanying notes to financial statements.

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41   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Managed Allocation Fund

Year ended Sept. 30,                                                               2004               2003
Operations and distributions
Investment income (loss) -- net                                             $   13,235,629      $   18,423,587
Net realized gain (loss) on investments                                         88,178,915        (108,550,716)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           16,408,745         244,326,286
                                                                                ----------         -----------
Net increase (decrease) in net assets resulting from operations                117,823,289         154,199,157
                                                                               -----------         -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (12,471,328)        (16,308,348)
      Class B                                                                     (641,243)         (1,291,693)
      Class C                                                                      (25,698)            (21,798)
      Class Y                                                                      (90,957)           (137,597)
                                                                                   -------            --------
Total distributions                                                            (13,229,226)        (17,759,436)
                                                                               -----------         -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                      59,151,535          56,806,635
   Class B shares                                                               21,457,203          19,410,024
   Class C shares                                                                2,367,945           1,713,645
   Class Y shares                                                                  342,064             443,369
Reinvestment of distributions at net asset value
   Class A shares                                                               12,265,137          16,046,503
   Class B shares                                                                  630,562           1,269,629
   Class C shares                                                                   25,227              21,475
   Class Y shares                                                                   90,957             137,597
Payments for redemptions
   Class A shares                                                             (173,500,257)       (165,636,292)
   Class B shares (Note 2)                                                     (44,540,474)        (50,768,275)
   Class C shares (Note 2)                                                      (1,211,335)           (468,374)
   Class Y shares                                                               (1,980,874)         (2,152,193)
                                                                                ----------          ----------
Increase (decrease) in net assets from capital share transactions             (124,902,310)       (123,176,257)
                                                                              ------------        ------------
Total increase (decrease) in net assets                                        (20,308,247)         13,263,464
Net assets at beginning of year                                              1,006,534,320         993,270,856
                                                                             -------------         -----------
Net assets at end of year                                                   $  986,226,073      $1,006,534,320
                                                                            ==============      ==============
Undistributed net investment income                                         $      582,982      $      580,898
                                                                            --------------      --------------

See accompanying notes to financial statements.

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42   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Managed Allocation Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Managed Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Total Return Portfolio

The Fund invests all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2004 was 99.99%.

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43   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

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44   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $4,319 and accumulated net realized loss has been decreased by $4,319.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                          2004             2003

Class A
Distributions paid from:
      Ordinary income                     $12,471,328       $16,308,348
      Long-term capital gain                       --                --
Class B
Distributions paid from:
      Ordinary income                         641,243         1,291,693
      Long-term capital gain                       --                --
Class C
Distributions paid from:
      Ordinary income                          25,698            21,798
      Long-term capital gain                       --                --
Class Y
Distributions paid from:
      Ordinary income                          90,957           137,597
      Long-term capital gain                       --                --

At Sept. 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $     576,574
Accumulated long-term gain (loss)                         $(235,368,884)
Unrealized appreciation (depreciation)                    $  81,534,611

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

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45   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $899,278 for Class A, $87,114 for Class B and $3,187 for Class C for the year ended Sept. 30, 2004.

During the year ended Sept. 30, 2004, the Fund's transfer agency fees were reduced by $14,899 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
46   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                         Year ended Sept. 30, 2004
                                              Class A      Class B       Class C      Class Y
Sold                                        6,957,591    2,531,186       280,892       39,805
Issued for reinvested distributions         1,430,595       74,409         2,976       10,624
Redeemed                                  (20,307,445)  (5,291,739)     (143,074)    (226,946)
                                          -----------   ----------      --------     --------
Net increase (decrease)                   (11,919,259)  (2,686,144)      140,794     (176,517)
                                          -----------   ----------       -------     --------

                                                         Year ended Sept. 30, 2003
                                              Class A      Class B       Class C      Class Y
Sold                                        7,449,268    2,620,236       229,571       60,409
Issued for reinvested distributions         2,121,635      169,718         2,830       18,225
Redeemed                                  (22,399,664)  (6,739,021)      (63,543)    (288,957)
                                          -----------   ----------       -------     --------
Net increase (decrease)                   (12,828,761)  (3,949,067)      168,858     (210,323)
                                          -----------   ----------       -------     --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Sept. 30, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $235,368,884 at Sept. 30, 2004, that if not offset by capital gains will expire as follows:

                          2009               2010               2011
                        $212,572         $132,591,360       $102,564,952

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
47   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2004      2003        2002        2001        2000
Net asset value, beginning of period                                     $7.88     $6.88      $ 7.93      $10.52      $10.49
                                                                         -----     -----      ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               .12       .15         .16         .22         .25
Net gains (losses) (both realized and unrealized)                          .85       .99       (1.05)      (1.87)        .83
                                                                         -----     -----      ------      ------      ------
Total from investment operations                                           .97      1.14        (.89)      (1.65)       1.08
                                                                         -----     -----      ------      ------      ------
Less distributions:
Dividends from net investment income                                      (.12)     (.14)       (.16)       (.22)       (.25)
Distributions from realized gains                                           --        --          --        (.72)       (.80)
                                                                         -----     -----      ------      ------      ------
Total distributions                                                       (.12)     (.14)       (.16)       (.94)      (1.05)
                                                                         -----     -----      ------      ------      ------
Net asset value, end of period                                           $8.73     $7.88      $ 6.88      $ 7.93      $10.52
                                                                         -----     -----      ------      ------      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $886      $895        $869      $1,186      $1,677
Ratio of expenses to average daily net assets(b)                          .99%     1.03%       1.01%        .97%        .96%
Ratio of net investment income (loss) to average daily net assets        1.37%     1.93%       1.96%       2.40%       2.29%
Portfolio turnover rate (excluding short-term securities)                 127%      196%        116%        152%        102%
Total return(c)                                                         12.31%    16.67%     (11.43%)    (16.40%)     10.54%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
48   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2004      2003        2002        2001        2000
Net asset value, beginning of period                                     $7.83     $6.83      $ 7.88      $10.44      $10.43
                                                                         -----     -----      ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               .05       .09         .10         .15         .17
Net gains (losses) (both realized and unrealized)                          .83       .99       (1.05)      (1.84)        .81
                                                                         -----     -----      ------      ------      ------
Total from investment operations                                           .88      1.08        (.95)      (1.69)        .98
                                                                         -----     -----      ------      ------      ------
Less distributions:
Dividends from net investment income                                      (.05)     (.08)       (.10)       (.15)       (.17)
Distributions from realized gains                                           --        --          --        (.72)       (.80)
                                                                         -----     -----      ------      ------      ------
Total distributions                                                       (.05)     (.08)       (.10)       (.87)       (.97)
                                                                         -----     -----      ------      ------      ------
Net asset value, end of period                                           $8.66     $7.83      $ 6.83      $ 7.88      $10.44
                                                                         -----     -----      ------      ------      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                    $90      $103        $117        $156        $216
Ratio of expenses to average daily net assets(b)                         1.76%     1.80%       1.78%       1.74%       1.72%
Ratio of net investment income (loss) to average daily net assets         .59%     1.17%       1.19%       1.64%       1.52%
Portfolio turnover rate (excluding short-term securities)                 127%      196%        116%        152%        102%
Total return(c)                                                         11.26%    15.92%     (12.19%)    (17.01%)      9.72%


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
49   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2004      2003        2002        2001        2000(b)
Net asset value, beginning of period                                     $7.82     $6.83      $ 7.89      $10.47      $10.46
                                                                         -----     -----      ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               .06       .09         .10         .17         .06
Net gains (losses) (both realized and unrealized)                          .83       .99       (1.05)      (1.86)         --
                                                                         -----     -----      ------      ------      ------
Total from investment operations                                           .89      1.08        (.95)      (1.69)        .06
                                                                         -----     -----      ------      ------      ------
Less distributions:
Dividends from net investment income                                      (.06)     (.09)       (.11)       (.17)       (.05)
Distributions from realized gains                                           --        --          --        (.72)         --
                                                                         -----     -----      ------      ------      ------
Total distributions                                                       (.06)     (.09)       (.11)       (.89)       (.05)
                                                                         -----     -----      ------      ------      ------
Net asset value, end of period                                           $8.65     $7.82      $ 6.83      $ 7.89      $10.47
                                                                         -----     -----      ------      ------      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                     $4        $3          $1          $1         $--
Ratio of expenses to average daily net assets(c)                         1.77%     1.82%       1.81%       1.74%       1.72%(d)
Ratio of net investment income (loss) to average daily net assets         .58%     1.12%       1.18%       1.68%       1.74%(d)
Portfolio turnover rate (excluding short-term securities)                 127%      196%        116%        152%        102%
Total return(e)                                                         11.36%    15.86%     (12.23%)    (16.93%)       .60%(f)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
50   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2004      2003        2002        2001        2000
Net asset value, beginning of period                                     $7.88     $6.88      $ 7.93      $10.52      $10.50
                                                                         -----     -----      ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               .13       .16         .18         .24         .27
Net gains (losses) (both realized and unrealized)                          .84       .99       (1.05)      (1.87)        .82
                                                                         -----     -----      ------      ------      ------
Total from investment operations                                           .97      1.15        (.87)      (1.63)       1.09
                                                                         -----     -----      ------      ------      ------
Less distributions:
Dividends from net investment income                                      (.13)     (.15)       (.18)       (.24)       (.27)
Distributions from realized gains                                           --        --          --        (.72)       (.80)
                                                                         -----     -----      ------      ------      ------
Total distributions                                                       (.13)     (.15)       (.18)       (.96)      (1.07)
                                                                         -----     -----      ------      ------      ------
Net asset value, end of period                                           $8.72     $7.88      $ 6.88      $ 7.93      $10.52
                                                                         -----     -----      ------      ------      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                     $5        $6          $7         $10         $34
Ratio of expenses to average daily net assets(b)                          .83%      .86%        .84%        .80%        .80%
Ratio of net investment income (loss) to average daily net assets        1.54%     2.11%       2.13%       2.56%       2.44%
Portfolio turnover rate (excluding short-term securities)                 127%      196%        116%        152%        102%
Total return(c)                                                         12.37%    16.86%     (11.28%)    (16.26%)     10.70%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
51   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP MANAGED SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Managed Allocation Fund (a series of AXP Managed Series, Inc.) as of September 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2004, and the financial highlights for each of the years in the five-year period ended September 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Managed Allocation Fund as of September 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 22, 2004

--------------------------------------------------------------------------------
52   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distrubutions for state and local tax purposes.

AXP Managed Allocation Fund
Fiscal year ended Sept. 30, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            93.36%
     Dividends Received Deduction for corporations                        92.68%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.03518
March 23, 2004                                                           0.03193
June 23, 2004                                                            0.02191
Sept. 23, 2004                                                           0.02929
Total distributions                                                     $0.11831

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            93.36%
     Dividends Received Deduction for corporations                        92.68%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.01980
March 23, 2004                                                           0.01489
June 23, 2004                                                            0.00530
Sept. 23, 2004                                                           0.01049
Total distributions                                                     $0.05048

--------------------------------------------------------------------------------
53   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            93.36%
     Dividends Received Deduction for corporations                        92.68%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.02142
March 23, 2004                                                           0.01663
June 23, 2004                                                            0.00579
Sept. 23, 2004                                                           0.01282
Total distributions                                                     $0.05666

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            93.36%
     Dividends Received Deduction for corporations                        92.68%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.03866
March 23, 2004                                                           0.03544
June 23, 2004                                                            0.02560
Sept. 23, 2004                                                           0.03285
Total distributions                                                     $0.13255

--------------------------------------------------------------------------------
54   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
55   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

                                                          Beginning              Ending                   Expenses paid
                                                        account value         account value             during the period
                                                        April 1, 2004        Sept. 30, 2004       April 1, 2004-Sept. 30, 2004
Class A
   Actual(a)                                               $1,000                $997.90                    $5.14(b)
   Hypothetical (5% return before expenses)                $1,000              $1,019.85                    $5.20(b)
Class B
   Actual(a)                                               $1,000                $992.70                    $8.92(c)
   Hypothetical (5% return before expenses)                $1,000              $1,016.05                    $9.02(c)
Class C
   Actual(a)                                               $1,000                $994.10                    $8.97(d)
   Hypothetical (5% return before expenses)                $1,000              $1,016.00                    $9.07(d)
Class Y
   Actual(a)                                               $1,000                $997.60                    $4.29(e)
   Hypothetical (5% return before expenses)                $1,000              $1,020.70                    $4.34(e)

(a) Based on the actual return for the six months ended Sept. 30, 2004: (0.21%) for Class A, (0.73%) for Class B, (0.59%) for Class C and (0.24%) for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
56   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Arne H. Carlson                    Board member     Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999       (provides administrative services to
Minneapolis, MN 55402                               boards). Former Governor  of Minnesota
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Philip J. Carroll, Jr.             Board member     Retired Chairman and CEO,  Fluor        Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002       Corporation (engineering and            Materials Company, Inc.
Minneapolis, MN 55402                               construction) since 1998                (construction
Age 66                                                                                      materials/chemicals)
---------------------------------- ---------------- --------------------------------------- -------------------------------
Livio D. DeSimone                  Board member     Retired Chair of the Board and  Chief   Cargill, Incorporated
30 Seventh Street East             since 2001       Executive Officer, Minnesota Mining     (commodity merchants and
Suite 3050                                          and Manufacturing (3M)                  processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 70                                                                                      Materials Company
                                                                                            (construction materials/
                                                                                            chemicals), Milliken & Company
                                                                                            (textiles and chemicals), and
                                                                                            Nexia Biotechnologies, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------
Patricia M. Flynn                  Board member     Trustee Professor of Economics and      BostonFed Bancorp, Inc.
901 S. Marquette Ave.              since 2004       Management, Bentley College since       (holding company) and its
Minneapolis, MN 55402                               2002; former Dean, McCallum Graduate    subsidiary Boston Federal
Age 53                                              School of Business,  Bentley College    Savings Bank
                                                    from 1999 to 2002
---------------------------------- ---------------- --------------------------------------- -------------------------------
Anne P. Jones                      Board member     Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ---------------- --------------------------------------- -------------------------------
Stephen R. Lewis, Jr.*             Board member     Retired President and Professor of      Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002       Economics, Carleton College             (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 65
---------------------------------- ---------------- --------------------------------------- -------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
57   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Catherine James Paglia             Board member     Enterprise Asset Management, Inc.       Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004       (private real estate and asset          (transportation, distribution
Minneapolis, MN 55402                               management company) since 1999          and logistics consultants)
Age 52
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alan K. Simpson                    Board member     Former three-term United States
1201 Sunshine Ave.                 since 1997       Senator for Wyoming
Cody, WY 82414
Age 72
---------------------------------- ---------------- --------------------------------------- -------------------------------
Alison Taunton-Rigby               Board member     Founder and Chief Executive Officer,
901 S. Marquette Ave.              since 2002       RiboNovix, Inc. since 2004;
Minneapolis, MN 55402                               President, Forester Biotech since
Age 60                                              2000; prior to that, President and
                                                    CEO, Aquila Biopharmaceuticals, Inc.
---------------------------------- ---------------- --------------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                    length of
                                     service
---------------------------------- ---------------- --------------------------------------- -------------------------------
William F. Truscott                Board member     Senior Vice President - Chief
53600 AXP Financial Center         since 2001,      Investment Officer of AEFC since
Minneapolis, MN 55474              Vice             2001. Former Chief Investment Officer
Age 43                             President        and Managing Director, Zurich Scudder
                                   since 2002       Investments
---------------------------------- ---------------- --------------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
58   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held    Principal occupation during past five   Other directorships
                                   with Fund and    years
                                   length of
                                   service
---------------------------------- ---------------- --------------------------------------- -------------------------------
Jeffrey P. Fox                     Treasurer        Vice President - Investment
50005 AXP Financial Center         since 2002       Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                               President - Finance, American Express
Age 49                                              Company, 2000-2002;  Vice President -
                                                    Corporate Controller, AEFC, 1996-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Paula R. Meyer                     President        Senior Vice President and General
596 AXP Financial Center           since 2002       Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                               2002; Vice President and Managing
Age 50                                              Director - American Express Funds,
                                                    AEFC, 2000-2002; Vice President,
                                                    AEFC,  1998-2000
---------------------------------- ---------------- --------------------------------------- -------------------------------
Leslie L. Ogg                      Vice             President of Board Services
901 S. Marquette Ave.              President,       Corporation
Minneapolis, MN 55402              General
Age 65                             Counsel, and
                                   Secretary
                                   since 1978
---------------------------------- ---------------- --------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
59   --   AXP MANAGED ALLOCATION FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Managed Series, Inc. were as follows:

                        2004 - $11,131;                       2003 - $10,863

(b) Audit - Related Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Managed Series, Inc. were as follows:

                        2004 - $219;                          2003 - $189

(c) Tax Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for tax compliance related services for AXP Managed Series, Inc. were as follows:

                        2004 - $2,275;                        2003 - $2,150

(d) All Other Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Managed Series, Inc. were as follows:

                        2004 - None;                          2003 - $13


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Sept. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended Sept. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $184,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 10/1/02 - 9/30/03
  2004 represents bills paid 10/1/03 - 9/30/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Managed Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2004